SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        March 10, 2003 (March 7, 2003)
                __________________________________________ ___
               Date of report (Date of earliest event reported)


                              Hexcel Corporation
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-8472                       94-1109521
______________________        ____________________           __________________
(State or Other                   (Commission                  (IRS Employer
 Jurisdiction                     File Number)              Identification No.)
 Incorporation)


                              Two Stamford Plaza
                             281 Tresser Boulevard
                       Stamford, Connecticut 06901-3288
         ____________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)


                                (203) 969-0666
             ____________________________________________________
             (Registrant's telephone number, including area code)


                                      N/A
         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on March 7, 2003 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

               99.1        Press Release issued by the Company on March 7, 2003.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 10, 2003


                                             HEXCEL CORPORATION


                                             By: /s/Stephen C. Forsyth
                                                 -------------------------------
                                             Name:  Stephen C. Forsyth
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press Release issued by the Company on March 7, 2003.